UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 24, 2011
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2011, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), issued the news release attached hereto as Exhibit 99.1 reporting financial results of the Company for the fourth quarter and year ended December 31, 2010.

ITEM 8.01                      OTHER EVENTS

A copy of the Company’s news release regarding the Board of Director’s authorization of a new $100 million share repurchase program is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated February 24, 2011: Dollar Thrifty Automotive Group Reports Record Full Year Profit

99.2	News release of Dollar Thrifty Automotive Group, Inc. dated February 24, 2011: Dollar Thrifty Automotive Group Announces Share Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 24, 2011	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated February 24, 2011: Dollar Thrifty Automotive Group Reports Record Full Year Profit

99.2	News release of Dollar Thrifty Automotive Group, Inc. dated February 24, 2011: Dollar Thrifty Automotive Group Announces Share Repurchase Program